Exhibit 99.5

Form No. 5

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
	)	CHAPTER 11
	)	Case No.01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT
For the Month Ending March 31, 2004

FINANCIAL BACKGROUND INFORMATION

1.             ACCOUNTING BASIS:       Cash    ☐   Accrual    ☒

2.             PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854

(301) 610-4300

3.             EMPLOYEE INFORMATION:

Number of employees paid this period:	107
Current number of employees:	105
Gross monthly payroll:*
Officers, directors, and principals	216,424
Other employees	648,045
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
Exceptions:

* Represents gross payroll processed and paid during the month ending March 31, 2004.  Actual expense incurred during period shown on Form 6.

4.             Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?  Yes / No  If yes, explain:

No.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

5.             Are all BUSINESS LICENSES or BONDS current?         YES

6.             PRE-PETITION ACCOUNTS RECEIVABLE:

A.	Beginning Balance (previous month’s ending balance)	$1,465,740
B.	Collected this Period	$—
C.	Offsets/Credits and Reclass	$—
D.	Ending Balance (1)	$1,465,740

7.             POST-PETITION ACCOUNTS RECEIVABLE:

A.	Beginning Balance (previous month’s ending balance)	$17,250,728
B.	Incurred this Period	$3,359,104
C.	Collected this Period	$(3,715,520)
D.	Intercompany billing	$467,479
E.	Offsets / Credits / write off / Reclass	$(124,299)
F.	Unbilled revenue adjustment	$126,971
G.	Ending Balance(1)	$17,364,462

Ending Balance Aging (2):

0-30 Days:	$4,580,915
31-60 Days:	$1,275,324
Over 60 Days:	11,508,224

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.  See Aging attached to Form 6.

(1) Does not include approximately $147 million in intercompany accounts receivable.  Since the petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

(2) See aging attached to Form 6

8.             POST-PETITION ACCOUNTS PAYABLE:

A.	Beginning Balance (previous month’s ending balance)	$9,940,789
B.	Incurred this Period	$5,386,243
C.	Pay this Period	$(5,007,575)
D.	Settlements
E.	Offsets/ Credits / Write off	$—
F.	Ending Balance	$10,319,456

Ending Balance Aging:

0-30 Days:	$4,659,855
31-60 Days:	$62,520
Over 60 Days:	5,597,081

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.             TAXES:  Are all taxes being paid to the proper taxing authorities when due?  NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending March 31, 2004.

10.           BANK ACCOUNTS:           Have you changed banks or any other financial institution during this period?  NO

11.           Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?  YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2004 *
	Fire	10/1/2004 *
	D&O Insurance	10/31/2004 *
	Liability	10/1/2004 *
	Workers Comp.	10/1/2004 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.           ACTIONS OF DEBTOR:  During the last month, did the Debtor:

(a)           Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate?  NO

If yes, explain:

OR  consent to relief from the automatic stay (S362)?  NO

(b)           Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES

If no, explain:

14.           TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?             NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion	Brief Description of Asset	Projected Income
$
$

You may attach a copy of the notice of sale in lieu of completing the description.  Indicate if notice(s) attached.  NO

15.           PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
Allied Capital Corporation	Monthly		10/1/2002	$246,088
Allied Capital Corporation	Monthly		11/1/2002	$246,088
Allied Capital Corporation	Monthly		12/1/2002	$238,150
Allied Capital Corporation	Monthly		1/1/2003	$246,088
Allied Capital Corporation	Monthly		2/1/2003	$222,273
Allied Capital Corporation	Monthly		3/1/2003	$246,088
Allied Capital Corporation	Monthly		4/1/2003	$246,088
Allied Capital Corporation	Monthly		5/1/2003	$246,088
Allied Capital Corporation	Monthly		6/1/2003	$238,149
Allied Capital Corporation	Monthly		7/1/2003	$246,088
Allied Capital Corporation	Monthly		8/1/2003	$246,088
Allied Capital Corporation	Monthly		9/1/2003	$266,988
Allied Capital Corporation	Monthly		12/1/2003	$266,988
Allied Capital Corporation	Monthly		1/1/2004	$266,988
Allied Capital Corporation	Monthly		2/2/2004	$266,989
Allied Capital Corporation	Monthly		3/2/2004	$266,989

16.           PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional	Service	Payment Made

Note:  If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.           QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	$(6,517,836.72)
Month 2 (current quarter)	$(5,168,185.03)
Month 3 (current quarter)	$(5,860,284.31)
Total	$(17,546,306.06)

18.           VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	April 22, 2004	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER:  Attach copies of debtor in possession bank statements.

Form No. 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
For the Month Ended March 31, 2004
(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$2,994,981	$9,062,398
COST OF SALES:
Intercompany revenues	$(2,053,673)	$(6,014,731)
Purchased Services	$3,846,112	$11,319,739
B. SUBTOTAL Cost of Sales	$1,792,439	$5,305,009
C. GROSS PROFIT (A - B)	$1,202,542	$3,757,389
OPERATING EXPENSES:
Salaries and Payroll Taxes	$817,400	$2,442,330
Office expense	$107,014	$314,241
Education /Training	$232	$232
Professional Fees	$124,877	$308,153
Rent and Facilities Expense	$143,842	$410,771
Sales and Marketing	$332,747	$742,957
Travel	$8,353	$55,837
Other Operating Expenses incl. Year end adjustments	$12,615	$54,309
Billing Fees	$106,100	$360,895
Taxes/fees other than income taxes	$(11,623)	$24,966
Allocated to Affiliates	$(636,000)	$(1,985,658)
D. SUBTOTAL Operating Expenses	$1,005,557	$2,729,033
E. PROFIT/LOSS FROM OPERATION (C-D)	$196,985	$1,028,356
Other Income (Expenses)
Interest Expense	$(259,130)	$(777,624)
Interest Income	$356	$12,930
Other Non-Operating Income & Expense	$3,000	$13,226
Gain or Loss on Pre Petition Settlements	$(15,000)	$(25,200)
Gain / Loss on Foreign Currency Exchange	$(159)	$(58)
Depreciation and amortization	$(742,633)	$(2,235,748)
Gain/ (Loss) on Impairment	$—	$—
Equity earnings in subs	$—	$—
F. SUBTOTAL Other Income (Expenses)	$(1,013,566)	$(3,012,474)
G. Income Tax Expense	—
H. NET INCOME (LOSS) (E+F)	$(816,581)	$(1,984,118)

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AR (Accounts Receivable)

As of March 31, 2004

(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due	Past Due Over 60 Days
Retail	9,776,492	Daily	1,234,427	4,958,275
Commercial	7,587,971	Daily	40,896	6,549,949

Total	17,364,462		1,275,324	11,508,224

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging are available upon request.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AP (Accounts Payable)

As of March 31, 2004

(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due	Past Due Over 60 Days
Trade vendors (3)	$10,319,456	Daily	62,520	5,597,081

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2)  Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form. Detailed aging are available upon request.

(3)  Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT

Operating Account

(Business Debtor, Accrual Basis)

For the Month Ending March 31, 2004

(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$641,427
B. Net Income for month		$(816,581)
Expenses not requiring cash:
Depreciation	$742,633
Prior period adjustments	$—
Other Non-cash Expenses	$—
Debt Settlement (Gain) or Loss	$—
C. SUBTOTAL Expenses Not Requiring Cash		$742,633
D. Total Cash from Operations (A+B+C)		$567,480
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	60,179
Decrease (Incr) - Receivables from employees and affiliates	(160,453)
Decrease (Incr) - Other receivables	(12,980)
Decrease (Incr) Prepayments/Deposits	(22,546)
Decrease (Incr) - Equipment	(31,873)
Increase (Decr) - Accounts Payable	364,076
Increase (Decr) - Accrued Expenses	(343,940)
Increase (Decr) - DIP financing
Increase (Decr) - Vendor Financing CIT,IBM,	(44,966)
E. Subtotal Other Sources/Uses of Cash		$(192,502)
F. Ending Cash Balance (D+E)		$374,977

Ending Balance per Bank Statement:
SunTrust		363,847
SunTrust		(764,463)
Merrill Lynch		350,090
Huntington Lockbox account		85,272
Chevy Chase operating		1,203
Chevy Chase payroll		(12,268)
Chevy Chase Employee Insurance account		2,089
Chevy Chase restricted investment
GST/Startec Escrow Account		167,932
Cash on Hand		16,600
State Bank of India		180,000
Total Ending Balance per Bank Statement	$390,302
Less Outstanding Checks:
SunTrust
First Union		11,800
SunTrust		3,525
Huntington Lockbox account
SunTrust
Chevy Chase
Chevy Chase Employee Insurance account
First Union		—
Total Outstanding Checks	$15,325
Add: Deposits in Transit:
Merrill Lynch		—
Chevy Chase account
SunTrust
Total Deposits in Transit	$—
G. RECONCILIED BANK BALANCE		$374,977

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

Form No. 9

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT

Payroll and Tax Accounts

(Business Debtor, Accrual Basis)

For the Month Ending March 31, 2004

(All figures refer to post-petition transactions)

	Payroll Account		Tax Account
A. Beginning Cash Balance from Balance Sheet		$5,570	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$846,633	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$852,203		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(864,470)	$
Bank Service Charges		$—	$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(864,470)	$
I. Ending Cash Balance (F+G-H)		$(12,267)		$—
Ending Balance per Bank Statement		$2,133	$
Less Outstanding Checks		$(14,400)
Add Deposits in Transit	$
J. RECONCILIED BANK BALANCE		$(12,267)		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

BALANCE SHEET

As of March 31, 2004

	Asset	Total
Current Assets:
Cash	$374,977
Pre-Petition Acct. Receivables	$1,465,740
Post-Petition Acct. Receivables	$17,364,462
Allowance for Doubtful Accounts	$(11,257,244)
Receivables from Officers, Employees, Affiliates	$146,122,910
Other Current Assets:
Deposits	$1,312,409
Prepaids	$2,756,594
Other Accounts Receivable	$85,012

A. SUBTOTAL Current Assets		$158,224,861
Fixed Assets:
Equipment, Furniture & Fixtures	$53,534,350
Less: Accumulated Depreciation	$(23,600,348)
B. SUBTOTAL Fixed Assets		$29,934,002
Other Assets: (Identify)
Licenses and other intangibles	$—
Restricted securities	$—

C. SUBTOTAL Other Assets		$—
D. TOTAL ASSETS (A+B+C) (1)		$188,158,862

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$10,302,377
Accrued expenses	$4,252,232
DIP Financing	$28,719,214
E. SUBTOTAL Post-Petition Liabilities		$43,273,822
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,328,119
Unsecured Liabilities	$43,295,328
F. SUBTOTAL Pre-Petition Liabilities		$56,623,447
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,858
Retained Earnings (deficit):
Pre-Petition	$(100,085,100)
Post-Petition	$(50,622,912)
G. SUBTOTAL Stockholders’ Equity (5)		$88,261,592
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$188,158,862

(1)  Represents the carrying value of assets.  Does not include any adjustments to reflect current market value or any adjustments associated with our audits for the years ending December 31, 2001, December 31, 2002 and December 31, 2003, which have not been completed. The debtor may make further adjustments pertaining to years ending  December 31, 2001, December 31, 2002 and December 31, 2003, such adjustments may result in additional charges not reflected above.

(2)  Pre-Petition, the debtor pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $43.2 million as of March 31, 2004.Pursuant to GAAP debtor continues to accrue interest on its secured debts.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of March 31, 2004.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.  The Company will restate its Monthly Operating Report for the months ending December 31, 2001, December 31, 2002 and December 31, 2003 after the audits for the years ending December 31, 2001,  December 31, 2002 and December 31, 2003, have been completed.

Form No. 12

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending March 31, 2004

Total Disbursements from Operating Account (Note 1)	$(5,007,575.47)
Total Disbursements from Self Funded Medical Insurance Account	$—
Total Disbursements from Payroll Account (Note 2)	$(852,708.84)
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$(5,860,284.31)

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)